Hunch Urban Mobility INVESTOR PRESENTATION January 2024 Exhibit 99.2

Disclaimers This presentation (together with the oral remarks in connection herewith, the “Presentation”) is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect the proposed business combination (the “Business Combination”) by and among Direct Selling Acquisition Corp. (“SPAC” / “DSAQ”), Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (together with its subsidiaries, “Hunch Mobility” or the “Company”), and Merger Sub, a Delaware limited liability company and a direct wholly owned Subsidiary of PubCo (“Merger Sub”) and related transactions and for no other purpose. The information contained herein does not purport to be all-inclusive and none of the SPAC, Hunch Mobility or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither the SPAC nor Hunch Mobility has verified, or will verify, any part of this Presentation. Viewers should make their own independent investigations and analyses of Hunch Mobility and assessment of all information and material provided, or made available, by Hunch Mobility, the SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives. This Presentation is not a prospectus, product disclosure statement or any other offering or disclosure document under the law of any jurisdiction. The information contained herein is of a general background nature and does not purport to be exhaustive, all-inclusive or complete. For example, it does not contain all of the information that may be required to make a full analysis of Hunch Mobility or the Business Combination, nor does it purport to contain all of the information that an investor may require in evaluating a possible investment in Hunch Mobility or the SPAC, nor does it contain all of the information which would be required to be disclosed in a prospectus, product disclosure statement or any other offering or disclosure document under the law of any jurisdiction. This Presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Hunch Mobility, the SPAC or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Viewers should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. Viewers should consult their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and viewers should not rely upon the information contained herein to make any decision. Forward Looking Statements The financial projections and other estimates contained in this Presentation, as well as certain other statements in this Presentation may be considered “forward-looking statements”, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Hunch Mobility’s or the SPAC’s future financial or operating performance, including possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for stockholders. For example, statements regarding anticipated growth in the industry in which Hunch Mobility operates and anticipated growth in demand for Hunch Mobility’s products, projections of Hunch Mobility’s future financial results, including future possible growth opportunities for Hunch Mobility and other metrics are forward-looking statements. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. Such forward-looking statements, including the financial projections and estimates, are subject to risks, uncertainties and other factors, many of which are outside of Hunch Mobility’s or the SPAC’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the SPAC and its management, and Hunch Mobility and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond Hunch Mobility’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against the SPAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the SPAC, to obtain financing to complete the Business Combination, or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations of Hunch Mobility as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees: (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that Hunch Mobility or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xi) Hunch Mobility’s estimates of expenses and profitability; and (xii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the SPAC’s final prospectus relating to its initial public offering, dated September 23, 2021, or in other documents filed by the SPAC with the U.S. Securities and Exchange Commission (the “SEC”) and the “Risk Factors” section included in the Appendix to this Presentation. There may be additional risks that neither Hunch Mobility nor the SPAC presently know or that Hunch Mobility and the SPAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Hunch Mobility nor the SPAC undertakes any duty to update or revise these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Presentation. However, while Hunch Mobility or the SPAC may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. If Hunch Mobility or the SPAC do update one or more forward looking statements, no inference should be drawn that Hunch Mobility or the SPAC will make additional updates thereto or with respect to other forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing the views of SPAC or Company as of any date subsequent to the date of this communication. You are cautioned not to place undue reliance upon any forward looking statements, which speak only as of the date made. In addition, such financial projections and estimates were not prepared with a view to public disclosure or compliance with published guidelines of the U.S. Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants or U.S. generally accepted accounting principles (“GAAP”). Accordingly, although Hunch Mobility’s management believes the financial projections and estimates contained herein represent a reasonable estimate of Hunch Mobility’s projected financial condition and results of operations based on assumptions that Hunch Mobility’s management believes to be reasonable at the time such estimates are made and at the time the related financial projections and estimates are delivered, there can be no assurance as to the reliability or correctness of such financial projections and estimates, nor should any assurances be inferred, and actual results may vary materially from those projected. This presentation includes certain financial measures not presented in accordance with GAAP, including, but not limited to EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Hunch Mobility’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Hunch Mobility and the SPAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Hunch Mobility, the SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Only those particular representations and warranties of Hunch Mobility or the SPAC made in a definitive written agreement regarding the transaction (which will not contain any representation or warranty relating to this Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect.

Disclaimers Industry and Market Data This presentation also contains estimates and other statistical data made by independent parties and by Hunch Mobility relating to market size and growth and other data about Hunch Mobility’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which Hunch Mobility operates are necessarily subject to a high degree of uncertainty and risk. In this presentation, Hunch Mobility and the SPAC rely on and refer to certain information and statistics obtained from third-party sources which Hunch Mobility and the SPAC believe to be reliable. While Hunch Mobility and the SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information, and Hunch Mobility and the SPAC have not independently verified the accuracy or completeness of the indicated information. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Hunch Mobility’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or symbols, but Hunch Mobility will assert, to the fullest extent under applicable law, the rights of the applicable owners to these trademarks, service marks, trade names and copyrights. For a description of the risks associated with an investment in Hunch Mobility, including with respect to its business and operations, we refer you to the “Risk Factors” section in the Appendix to this Presentation. Additional Information In connection with the Business Combination, the parties intend to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of the SPAC and a preliminary prospectus of the combined company, and after the registration statement is declared effective, the SPAC will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. This Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The SPAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Hunch Mobility, the SPAC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of the SPAC as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024 (phone number: (214) 380-6020). Participants in the Solicitation The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC’s final prospectus relating to its initial public offering, dated September 23, 2021,which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024 (phone number: (214) 380-6020). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available. Hunch Mobility and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the SPAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Introduction Executive Summary Hunch Mobility – Company Overview Financial Overview Appendix Presentation Agenda

1. Introduction

Today’s Presenters Amit Dutta Managing Director Payal Satish Chief Commercial Officer Mike Lohner President, Chief Financial Officer & Director Dave Wentz Chairman & Chief Executive Officer

Overview Team Exchange / Ticker NYSE: DSAQ Focus Consumer DSAQ Cash in Trust1 $62.6M Warrant Coverage 50.0% Risk Capital $11.7M Private Placement Warrants @ $1.00 IPO Pricing Date September 24, 2021 SPAC Term Expiration: March 28, 2024 (assuming exercise of one-month extensions by the Sponsor each month), unless DSAQ's shareholders approve a further extension of such deadline to consummate a business combination Extension Proxy: Initial 3-month extension to June 28, 2023, and up to an additional nine one-month extensions until March 28th, 2024, by resolution of the DSAQ board of directors if requested by the Sponsor Dave Wentz Chairman & CEO Mike Lohner President, CFO & Director Wayne Moorehead Chief Strategy Officer Direct Selling Acquisition Corp. Overview & Management Team 1. Reflects approximate value in DSAQ Trust Account as of January 9, 2024 and after the satisfaction of redemptions in connection with the stockholder meeting to extend DSAQ's termination date

Transaction Summary of Proposed Business Combination

Transaction Highlights

Deal Structure

- Hunch Mobility shareholders rolling 100% of their equity and will own 52.0%[1] of the combined company

Valuation

- Transaction implies $223M pro forma enterprise value
  - Implied pre-money market capitalization of $150M
    - Includes 6M Hunch Mobility Class B shares issued at closing, which vest in 3 equal tranches upon satisfaction of revenue targets for years 2, 3 and 4 post-closing[5]

Financing

- Up to $63M SPAC cash in trust assuming no further redemptions
  - Includes $10M investment from Antara in connection with SPAC's initial shareholder meeting to extend the deadline to consummate a business combination[4]
- $10M investment from Antara
  - $3M bridge financing in the form of promissory notes automatically convertible into convertible preferred shares at closing
  - $7M in the form of convertible preferred shares[4]
- $3M investment from Hunch Ventures in the form of convertible preferred shares[7]
- $12M targeted prospective investment from to-be-determined third party investors[6]

Implied Sources & Uses

Sources	($M)	Uses	($M)
Hunch Mobility Rollover	$150	Equity to Hunch Mobility	$150
Cash in Trust[3]	$63	Cash to Balance Sheet	$68
Proceeds from Antara Convertible Pref.[4] and Convertible Notes	$10	Transaction Expenses[2]	$20
Proceeds from Hunch Convertible Pref.	$3		
Proceeds from PIPE[6]	$12		
Total	**$238**	**Total**	**$238**

Pro Forma Valuation

PF Shares Outstanding (M)	28.8
Share Price ($)	$10.00
PF Equity Value ($M)	**$288**
(+) PF Debt ($M)	$2.0
(-) PF Cash ($M)	($67.7)
PF Enterprise Value ($M)	**$223**

Assumptions:

- *PF debt includes outstanding balance of debt on balance sheet as of August 31, 2023 (reflects an 83:1 INR/USD conversion rate)*
- *Assumes no cash on balance sheet prior to transaction*
- *27.3M pro forma shares outstanding at $10.00 per common share*
- *All Class B shares have 10 votes per share*
- *All charts and tables exclude warrants held by shareholders. All outstanding public and private placement warrants are expected to be converted into Class A shares at a predetermined ratio prior to or at the closing of the business combination*
- *The sponsor has agreed to offer 9.95M of the available 11.7M private placement warrants for Trust retention purposes. 50% of any remaining private placement warrants, of the available 9.95M warrants, not used for Trust retention will remain in place and convert into Class A shares at a predetermined ratio; 50% of any private placement warrants in excess of 1.755M not transferred to third parties for trust retention purposes prior to the Merger will be forfeited by Sponsor prior to the closing of the business combination*

Pro Forma Ownership[4]

		Shares (M)	% Own.
1	Hunch Mobility Rollover Equity[5]	15.0	52.0%
2	Public Shareholders[5]	4.6	15.9%
3	Antara Investment Shares[4,5]	1.0	3.5%
4	Antara Convertible Pref. Shares[4]	1.0	3.5%
5	Hunch Ventures Convertible Pref. Shares	0.3	1.0%
6	PIPE Shares[6]	1.2	4.2%
7	Sponsor Shares	5.8	19.9%



Pro Forma Ownership
1
2
3
4
5
6
7

Notes:

1. Assumes $62.6M in trust and no additional redemptions; cash in trust as of January 9, 2024. 2. Includes SPAC deferred underwriting fee and estimated Hunch Mobility and SPAC transaction expenses 3. Includes $10M investment from Antara 4. Antara investments other than convertible notes conditioned, among other things, upon additional equity financing of at least $12M and the $3M convertible preferred share investment from Hunch Ventures 5. Assumes revenue thresholds specified in business combination agreement are satisfied following each of the 2nd, 3rd, and 4th anniversary of the closing. Each time the applicable revenue thresholds are not satisfied, (i) 2M Class B shares held by Hunch Mobility and Blade US will cease to participate in shareholder economics, and (ii) public shareholders will be eligible to receive pro rata portion of 2M Class A shares via CVR 6. Amounts not currently committed 7. Hunch Ventures' investment is conditioned, among other things, on Antara's investment of $7M in convertible preferred shares

8

About Hunch Mobility 1. https://www.hunchventures.com/portfolio 2. Indian Road Transport and Highways Ministry: Road Transport Year Book (2017-18 & 2018-19) 3. 94% ownership of common stock India has over 296 million vehicles, which is highest number of registered vehicles in the world for a single country2 Joint Venture between Hunch Ventures and Blade US About Hunch Ventures Based in New Delhi, Hunch Ventures is a venture capital firm focused on investing across healthcare, hospitality, lifestyle, co-working, aviation, emerging technology, food & beverages, and logistics sectors in India Over its 30-year history, the group has completed infrastructure projects through its investments in The Circle Work, Galaxy Goldmines, and Mercantile Ports and Logistics (MPL)1 Hunch Ventures is the majority partner of Hunch Mobility, holding approximately 94% of equity of Hunch Mobility3 About Blade US Blade US, founded by Rob Wiesenthal, is a technology-powered, global urban air mobility platform committed to reducing travel friction by enabling cost-effective air transportation Ø Hunch Mobility’s Vision Hunch Mobility is an urban air mobility (UAM) platform that successfully launched ‘by–the–seat’ short-distance air mobility services in India, one of the most congested markets in the world Hunch aspires to lead the transition to electric vertical take-off and landing vehicles (eVTOL) in the near future Through a licensing agreement, Blade US provides its proprietary technology platform to Hunch Mobility for use in India

2. Executive Summary

Key Investment Highlights 1. Boston Consulting Group’s study: “Unlocking Cities: The impact of ridesharing across India” 2. Company website and management team LinkedIn Differentiated Business Model Urban air mobility platform dedicated to providing “by-the-seat” short distance air mobility services in India Large and Growing Total Addressable Market1 Increases in urban congestion in India exacerbated by poor transportation infrastructure and growing population costs the Indian economy billions in USD annually, creating a significant opportunity for a disruptive transportation service Scalable Technology Platform Leveraging the scalable technology platform of Blade US and strategic partnerships with transportation service providers, Hunch Mobility provides a seamless booking and concierge service to the Indian market Tenured Management Team 100+ combined years of experience across companies in the mobility, aviation, and lifestyle verticals2

Global Platform Dedicated to Providing "By-the-Seat" Short-Haul Air Mobility Services

India - A Large Untapped Opportunity

Urban Congestion **Costs India USD 22B Per Year**[1]

International Monetary Fund (IMF) predicts that India will become the third largest economy as measured by GDP by 2027-28[2]

Our Business Model

Joint Venture between Hunch Ventures and Blade US with HQ in India

1. Book by-the-seat
2. Booking platform
3. Urban Air Mobility
4. Technology Driven
5. Customer Experience

Our Products

Urban Air Mobility

BUSINESS



Intra-city and inter-city routes

LEISURE



Far flung areas involving arduous road travel

RELIGIOUS



80M pilgrim visits annually[3]

AIR AMBULANCE



23% of trauma linked to transport related accidents[4]

Lifestyle Concierge Platform

LOYALTY SERVICES



Rewards and Privileges program for customer retention & monetization

Current Business – Launched in 2 States (Maharashtra & Karnataka)[5]

1,626 Flights	**4.0** Average load per flight, of 5 paid seats	**43%+** Repeat Flying Rate	**$57** Current price to customer for a 12-min journey[6]

Hunch Mobility Engages with NSOPs to Make Crafts Available to the Customers – Providing Affordable Fares

All figures in $	Current Fares	Transfer Charges for a premium car
Pune – Mumbai	214	160
Bengaluru Airport to HAL	48	40

- Established a subsidiary for leasing helicopters in Gujarat Special Economic Zone
- Government is extending significant fiscal incentives which allows us to provide fares at competitive rates

1. Boston Consulting Group's study: "Unlocking Cities: The impact of ridesharing across India"; Congestion costs include fuel waste, reduced productivity, air pollution, and accidents.
2. IMF World Economic Outlook Report 2022
3. ORF Special Report: Religious tourism as soft power: Strengthening India's outreach to Southeast Asia; Shridi Airport officials; Shrine board officials; state government; TTD (Tirumala Tirupati Devasthanams); Rameshwaram Railway Station proposal; Shiromani Gurdwara Parbandhak Committee
4. Thehindu.com
5. Company data as of 12/2022; Assumes INR/USD conversion rate of 83:1
6. Includes 18% tax rate paid by customer

12

Indian Market Presents a Large Untapped Opportunity



Urban Congestion Costs India $22B Per Year[1]

Bangalore, Mumbai & Pune are in the top 5 most congested cities globally[2]

- IMF predicts that India will become the third largest economy as measured by GDP by 2027-2028[3]
- Addressable market of at least 20M flyers in 2027 who can afford current ticket fares[4]
- 4th largest auto sector, road congestion is expected to increase[5]

Cars per thousand individuals[6]	
India	**US**
22	950

- Hunch Mobility built a network of vertiport, lounges, routes, and overall customer experience to build customer loyalty

1. Boston Consulting Group's study: "Unlocking Cities: The impact of ridesharing across India"; The impact of ridesharing across India"; Congestion costs include fuel waste, reduced productivity, air pollution, and accidents.
2. TomTom Traffic Index (2019);
3. IMF World Economic Outlook Report 2022
4. Airports Authority of India; International Air Transport Association; Union Civil Aviation; management assumptions
5. Organisation Internationale des Constructeurs d'Automobiles
6. According to a NITI Aayog official

13

Hunch Mobility has signed an MoU with Skyports on December 13th, 2022, to develop a network of vertiports in India Eve Air Mobility has announced a Potential Commercial Partnership with Hunch Mobility to expand Urban Air Mobility ecosystem in India with the following considerations: Hunch Mobility to acquire eVTOLs from Eve Air Mobility Develop an Urban Air Traffic Management (“UATM”) system in India Collaborate in areas such as vehicle design, vertiport design, operation certification, and autonomous operation development Beta CEO visited India in November 2022 Hunch Mobility signed an MoU with Beta Technologies on January 23rd, 2023, to expand the Urban Air Mobility Ecosystem in India under following considerations: Electric craft deployment in India: charters, government, defense, corporates, etc. Initiate work on building vertiports and laying a battery charging network Deployment of eVTOLs in India including starting work on manufacturing/assembly/ service centres/ MROs for eVTOLs EVE Air Mobility Beta Technologies Strategic Partnerships Expected to Propel Hunch Mobility’s Growth Hunch Mobility has signed an MoU with Jaunt Air Mobility on March 29th, 2023 Skyports Jaunt Air Mobility

“And just like that we took off from Bangalore at 12, landed at Evolve Back – Coorg, had a quick sandwich and were back in Bangalore by 2:30 PM. All in a (half) a day’s work!!” Mr. Thomas Ramapuram, Director of Sales & Marketing- Evolve Back Delivering Consumer Value

3. Hunch Mobility – Company Overview

1 BOOK-BY-THE-SEAT 2 SEAMLESS BOOKING PLATFORM 3 PIONEERS IN URBAN AIR MOBILITY 4 TECHNOLOGY DRIVEN 5 CUSTOMER EXPERIENCE Our Business Model

Hunch Mobility is positioned to enhance the commuter infrastructure and urban air mobility landscape in India Large and growing addressable and serviceable markets due to continuous urban congestion issues Early market entry may create opportunities to capitalize on an immature market while the barriers to entry remain high for potential competitors Blade US partnerships may drive cost and timeline efficiencies to unlock economies of scale Strong support from India’s Ministry of Civil Aviation in liberalizing UAM and paving the roadmap for introduction of Electric Vertical Aircrafts (EVAs)1 206K potential flyers in 2027 translates to only 1% of addressable market of 20M customers2 Our captive strategic infrastructure and sophisticated technology platform is designed to be customized and deployed for Indian operations Business Strategy Supported by Large Market and Political Initiatives 1. According to a statement made by Union Civil Aviation Minister Jyotiraditya Scindia on 04/30/2022 2. Airports Authority of India; International Air Transport Association; Union Civil Aviation; management assumptions

India is the third largest domestic aviation market in the world7 224 265 309 345 400 300 200 100 0 FY16FY17FY18 FY19 Overall Passenger Traffic1 New Greenfield Airports in India Airport Product (Airport to City Center) Passenger Traffic (Mn) Routes (Airport to City Center)1 Road time Helicopter time Airport Passenger Traffic (Annual) Goa Airport - Panjim 1.5 hr 20 min 8M2 Bengaluru Airport – HAL 2 hr 12 min 60M3 Mumbai Airport – Mahalaxmi Racecourse 1.5 hr 15 min 46M4 Delhi Airport – Noida 2 hr 16 min 69M5 Airport Distance from City Centre6 Bengaluru Airport (BIAL) 35 kms Navi Mumbai International Airport 36 kms Noida International Airport (Jewar- Part of Delhi NCR) 60 kms from Noida & 72 kms from IGI Airport New Pune International Airport 47 kms Dholera International Airport 29 kms from Dholera & 80 kms from Ahmedabad Mopa International Airport (Goa) 33 kms Newer Airports Increasing Congestion Due to Larger Capacity and Remote Locations Google Maps Airport Authority of India Ministry of Civil Aviation Chhatrapati Shivaji Maharaj International Airport (CMIA) New Delhi Airport Google Maps According to a statement made by Indian Prime Minister Narendra Modi on 12/11/2022 (https://simpleflying.com/-top-domestic-airline-markets-seat-availability-may-2022/)

Growing Religious and Leisure Tourism Opportunity

Many Of The Key Religious Shrines / Tourist Attractions Involve Tedious Surface Travel From Circuitous Roads & Difficult Terrains



Jaipur is popular tourist destination and a commercial trade center
Badrinath is a holy town with an annual footfall of 1.7M[1]
Agra is a major tourist destination mostly because of the Taj Mahal
Ajmer Sharif is a Sufi shrine
The daily footfall in Shirdi is 60, 000[3]
Tirupati is one of the most popular pilgrimage centers. visited by about 50,000 to 100,000 pilgrims daily[4]

Inter City Routes for Religious & Leisure Travel

Tourism	Routes	Road time[2]	Helicopter time
Religion	Chennai - Tirupati	4 hr	28 min
	Mumbai- Shirdi	7 hr	55 min
	Dehradun – Badrinath	12 hr	60 min
	Jaipur - Ajmer	3 hr	30 min
Leisure	Gurugram - Agra	5 hr	40 min
	Gurugram - Jaipur	5 hr	40 min
	Dehradun - Mussoorie	1.5 hr	7 min

India is dotted with multiple pilgrimage sites with over approximately 80M visitors last year[4]

1.According to Indian government official
2. Google Maps
3. Yatrablog
4. TTD (Tirumala Tirupati Devasthanams)
5. ORF Special Report: Religious tourism as soft power: Strengthening India's outreach to Southeast Asia; Shridi Airport officials; Shrine board officials; state government; TTD (Tirumala Tirupati Devasthanams); Rameshwaram Railway Station proposal; Shiromani Gurdwara Parbandhak Committee

20

Urban Air Mobility – India Roll Out

EXPECTED TIMELINE	PLANNED DESTINATIONS
LAUNCHED	Karnataka, Maharashtra, Uttarakhand, Goa
YEAR 1 (FY 2024)	Andhra Pradesh/ Telangana,Rajasthan/NCR, Punjab, North East, Kerala, Orissa, Uttar Pradesh, Andhra Pradesh/Telangana, UP, Andaman, and Madhya Pradesh, Tamil Nadu, Bangladesh
YEAR 2 (FY 2025)	Himachal Pradesh, Gujarat, West Bengal, Andaman & Nicobar, J&K / Leh & Ladakh, Maldives, Nepal
YEAR 3 (FY 2026)	Chhatisgarh, Bhar, Jharkhand


Launched
Year 1*
Year 2*
Year 3*

Note: Year 1: CY 2024
* Indicates expected year of region launch

21

Maharashtra Snapshot

Maharashtra State Market Launch - November 2019



Shirdi
Shillim
Mumbai
Aamby Valley
Pune

- Built lounges in Pune and Shirdi
- The only helipad in South Mumbai (Mahalaxmi Racecourse) has a lounge maintained and operated by Hunch Mobility

Routes	City Description	Travel Time by Road	Travel Time by Helicopter
Mumbai - Pune	Mumbai is India's financial & commercial capital	5 hr	53 min
Mumbai - Shirdi	Shirdi, a very popular pilgrimage site with daily footfall of 60k+	7 hr	57 min
Pune - Shirdi	Pune is a manufacturing hub in India	5 hr	60 min
Mumbai – Aamby Valley	Amby Valley is a weekend destination close to Mumbai	3 hrs	30 min
Mumbai – Shillim[2]	Shillim offers a weekend getaway at a luxurious property, Hilton Shillim	3.3 hr	30 min

Initiated in November 2019, Interrupted by Covid Lockdowns (2020, 2021 & 2022), until December 2022[1]

1403
Flights

53%
Repeat Flying Rate

4.1
Average Load per flight, of 5 paid seats

USD 205
Average Price (Net of marketing promotions)

1. Company Data
2. Proposed route; anticipated launch by Q1 CY2024

23

Karnataka Snapshot

Karnataka State Market Launch - December 2021 Routes Origin Destination Travel Time by Road Travel Time by Craft Inter-city Bengaluru city Kabini 6 hr 58 min Bengaluru city Coorg 7 hr 61 min Bengaluru city Hampi 8 hr 83 min Intra-city BIAL HAL 2 hrs 18 min Upcoming Routes Inter-city Bengaluru city Mysuru 4 hr 44 min Bengaluru city Chikmangalur 6 hr 62 min Intra-city BIAL Electronic City 2.5 hrs 25 min Coorg Bengaluru Mysuru 223 Flights 10% Repeat Flying Rate 3.8 Average Load per flight, of 5 paid seats USD 222 Average Price (Net of marketing promotions) December 2021 to December 20221 Chikmangalur 1. Company Data

Purpose Built Technology Platform OPERATOR DASHBOARD CUSTOMER FACING APP Asset-light model Comprehensive operator dashboard Compliance automation toolset Designed to be capable of managing thousands of fliers in multiple markets Automated data collection and analytics INTERNAL FLIGHT VIEW IN-COCKPIT Cross-platform customer booking system Rigid process to become operating partner – must pass comprehensive safety, operating, and regulatory diligence 26

Premium Lounge Experience

Building a Brand that Resonates Through Multiple Channels

Digital and Social Media – engaging topical content on Facebook, Instagram, Twitter and LinkedIn, designed to increase awareness of Hunch Mobility






BLADE INDIA
BLADE
BLADE INDIA

Photoshoots and Promotions - Hunch Mobility plans high visibility branding promotions and shoots (film, print and digital with celebrities)



Bollywood star Kriti Sanon hopping on a Blade short-distance helicopter flight in September 2019 during New York Fashion Week



Hunch Mobility featured in Band Baajaa Bride, a high TRP show on GoodTimes, India's leading lifestyle TV channel, featuring the bride & the show anchor on a Hunch flight


BLADE

Bollywood director, Farah Khan posing on a Blade operated helicopter in March 2020, for the cover shot of film trade magazine, CandyMag

Event Partnerships


BLADE
for
U2
THE JOSHUA TREE
in association with
bookmyshow

Hunch Mobility provided a convenient way to reach the venue – a 15-minute helicopter ride vs a 2.5-hour heavy traffic drive

Hunch Mobility conducted 16+ trips ferrying notable event attendees within a 2hr period

Strong Media Coverage


We took the Blade chopper ride from Mumbai to Pune. Here's what it looks like


TravelWorld
Future of Air Travel is certainly electric!


FORTUNE
'BLADE is designed to offer customers the luxury of convenience'

28

Hunch Mobility Engages with NSOPs to Make Crafts Available to Customers and Other Third Parties

SCENARIO A

Non-Scheduled Operators (NSOPs)

- Pre-selected NSOPs meeting Hunch Mobility's quality standards
- Responsible for all operations, licenses and reporting to Directorate General of Civil Aviation (DGCA)

Hunch Mobility

(Consumer Business)

Hunch Mobility engages with NSOPs to make crafts available to customers and other third parties

Cost of Craft Utilization Per Hour (USD)



654
536
750
627
1212
New
Old
New
Old
Bell 505
Airbus H125
H125
Scenario B
Scenario A

Note: All figures in USD; Assumes INR/USD conversion rate of 83:1

SCENARIO B

Hunch Mobility is moving to a hybrid model leveraging both craft acquisition and leasing to take advantage of the significant fiscal incentives being offered by the Special Economic Zone at GIFT City, Gujarat

Hunch Mobility Leasing Company

HQ – Special Economic Zone, Gift City - Gujarat

- Hunch Mobility Leasing Company is being set up in the newly created Special Economic Zone in Gujarat state, India
- Current availability of helicopters in India with operators would be far short of the requirement for Hunch Mobility in coming years

Non-Scheduled Operators (NSOPs)

- Pre-selected NSOPs meeting Hunch Mobility's quality standards would dry lease helicopters from Hunch Mobility Leasing Company. In turn they would make available the same crafts to Hunch Mobility
- Responsible for all operations, licenses and reporting to the Directorate General of Civil Aviation (DGCA)

Hunch Mobility

(Consumer Business)

Hunch Mobility engages with NSOPs to avail crafts for its business

Advantages of Special Economic Zone

- 100% profit linked deduction on Capital gains tax
- 100% profit deduction for 10 years
- Ease of borrowing under ECA and ECB scheme (at rates as low as 2-4%)
- Other benefits such as CTT/STT/GST/Stamp Duty and Competitive AIF tax regime

29

4. Financial Overview

Financial Summary Hunch Mobility generates / aims to generate revenue through a diverse set of complimentary business segments, including commercial flights (by-the-seat travel), advertisements, leasing infrastructure, and Hunch Mobility loyalty program Commercial flight revenue grows as consumer customers are acquired through a targeted marketing strategy Commercial flight forward revenue growth is driven by a regional expansion across India’s most congested areas, which contributes to the loyalty’s growth as customers are incentivized to sign up through rewards and benefits 1 2 Leasing infrastructure revenue is driven by an assumption that approximately 50% of bases will be utilized by external parties Advertising revenue is driven by the assumption that as the commercial flight customer base grows, Hunch Mobility can sell ad space to generate revenue With the opening of new heliports and air travel infrastructure, potential additional opportunities to monetize the platform arise, such as ambulance and healthcare Note: sections 1 and 2 describe the driving assumptions in the Company’s projection model

Illustrative Unit Economics

Illustrative by-the-seat unit economics for Hunch Urban Mobility Heliport (adjacent to Bangalore International Airport, BIAL) to City Centre (HAL)

Illustrative Unit Economics at Various Utilization Levels

Seats Sold	1	2	3	4	5
Load Factor	17%	33%	50%	67%	83%
Base Ticket Price	$48	$48	$48	$48	$48
Revenue Per Flight	**$48**	**$96**	**$144**	**$192**	**$240**
Flight Cost	$125	$125	$125	$125	$125
Landing Fees	$34	$34	$34	$34	$34
Total Flight Cost	**$159**	**$159**	**$159**	**$159**	**$159**
Flight Profit	($111)	($63)	($15)	$33	$81
Gross Margin	**(231%)**	**(66%)**	**(10%)**	**17%**	**34%**

Positive Flight Profit at approximately 3.3 seats

Note: a H-125 aircraft has six passenger seats

Gross margin breakeven at 3.3 seats

Key Cost Components

Base Ticket Price

$48 represents base fare price.

Flight Cost

Fixed **hourly rate of approximately ~$627** per hour for a H-125 (Owned from SEZ), which covers all costs associated with the aircraft (pilots, fuel, maintenance, etc). Flights between BIAL and HAL area airports typically require approximately 0.2 hours

Approx. Operator Hourly Rate	$627
* Duration of Flight	0.2 Hours
Total Flight Cost to Hunch	**$125**

Landing Fees

	Landing OR Take off Fees		
	BIAL	HAL	Total
	Dedicated Heliport	Public Heliport	
Per Flight	**$4**	**$30**	**$34**

Note: Assumes INR/USD conversion rate of 83:1; Year 1: CY 2024

32

Unit Economics - Helicopters Revenue Per Hour Per Craft USD Leasing / Utilization Cost Per Craft Per Hour, USD Gross Margin Per Craft Per Hour, USD Increasing Gross Revenue: Higher average occupancy With higher weightage of craft leased through Special Economic Zone, leasing cost decreases Note: Assumes INR/USD conversion rate of 83:1; Year 1: CY 2024 Values in USD Y1 Y2 Y3 Y4 Y5 Revenue Per Craft 767 788 845 895 933 Leasing / Utilization Cost Per Craft Per Hour 736 685 683 656 656 Gross Margin 31 103 162 240 277 Values in USD Y1 Y2 Y3 Y4 Y5 Revenue Per Passenger / Hr 213 208 208 208 208 Average Occupancy 3.6 3.8 4.05 4.3 4.5 % Occupancy 72% 73% 75% 81% 85%

Number of Crafts Number of Lounges Number of Unique Fliers Helicopters Sea-Planes Key Operational Metrics Note: Year 1: CY 2024

EBITDA1 ($M, %) Key Financial Metrics Revenue ($M) Note: Assumes INR/USD conversion rate of 83:1; Year 1: CY 2024 1. Please see slide 47 for reconciliation of non-GAAP measures

Appendix

The session focused on “ways to strengthen” collaboration between the two countries in the civil aviation sector Shri Jyotiraditya Scindia has cordially extended a warm welcome to all Electric Vertical Aircraft (EVA) companies to produce and manufacture their EVAs in India He said that a discussion was held on potential collaboration for enhancing the civil aviation infrastructure ecosystem in India, including setting up maintenance, repair, and overhaul (MROs) and furthering our GAGAN project GAGAN (or GPS Aided GEO Augmented Navigation) is an Indian Satellite-Based Augmentation System (SBAS) jointly developed by the Airports Authority of India (AAI) and the Indian Space Research Organization (ISRO) The Honorable Minister of Civil Aviation - Shri Jyotiraditya Scindia visited the Blade US’s headquarters in New York Indian Aviation Minister’s Visit to Blade US Note: The Honorable Minister of Civil Aviation - Shri Jyotiraditya Scindia visited the Blade US’s headquarters on April 28th, 2022. Consent to use pictures of Shri Jyotiraditya Scindia was not sought or given.

Advanced & Short Haul Air Mobility for All (ASHA) Conference, Bengaluru

First ever global conference on Advanced and Short Haul Air Mobility (ASHA) in Bengaluru, India hosted by Confederation of Indian Industry with Hunch Urban Mobility as a Strategic Partner.

- Active support from the Hon'ble Minister for Civil Aviation- Sh. Scindia, and key decision makers to make India the first launch market of eVTOLs.
- Spectrum of industry leaders- Beta Technologies, Eve Air Mobility, Jaunt Air Mobility, Skyports, Archer Aviation, etc. representing different aspects of the Advanced Air Mobility ecosystem are invited by Shri Scindia to set up their manufacturing unit in India.
- A few international OEMs and vertiport developers exchanged MoUs with Amit Dutta, Managing Director - Hunch Urban Mobility in the presence of the Hon'ble Minister.


MOBILITY
International Conference & Exhibition on
Advanced & Short Haul Air Mobility For All (ASHA)


CII




Skyports


MOBILITY
International Conference & Exhibition on
Advanced & Short Haul Air Mobility For All (ASHA)
Technologies for Ease of Air-Transport
27-28 March 2023
Bengaluru
CII

Source:

https://www.thehindubusinessline.com/economy/logistics/goi-and-moca-to-be-equal-stakeholders-in-establishing-advanced-and-short-haul-air-mobility-jyotiraditya-scindia/article66671328.ece

Govt ready to build policy for eVTOL: MOCA (itln.in)

https://timesofindia.indiatimes.com/india/air-taxis-in-4-years-india-on-cusp-of-new-revolution-says-scindia/articleshow/99056484.cms?from=mdr

Consent for pictures of Shri Jyotiraditya Scindia was not sought or given.

38

Media Coverage on Advanced & Short Haul Air Mobility for All (ASHA) Conference Source: eVTOLs or ASHAs have tremendous capability for transporting both human traffic as well as cargo: Scindia (itln.in) Govt to focus on e-VTOL; Production linked incentives for drones soon | The Financial Express Govt ready to build policy for eVTOL: MOCA (itln.in) eVTOL air taxi will come in 2025, and India wants to be on board - The Hindu FlyBlade India Signs eVTOL Ops And Infrastructure Partnerships | Aviation Week Network

Opportunity With ground transportation in urban areas saturated, urban air mobility could be a viable alternative Investment Potential1 Countries like Germany and France, in collaboration with manufacturers like Boeing, Airbus etc. are investing heavily in the development and procurement of advanced EVA systems THE FUTURE IS ELECTRIC Urban Air Mobility (UAM) is anticipated to expand exponentially at CAGR of +25% between 2018 and 2025, an anticipated USD $74B market by 20352 Global Urban Air Mobility Market www.defensenews.com/industry/2022/01/12/boeing-pledges-expanded-german-industry-involvement-if-berlin-buys-the-f-18/; Boeing’s $450M investment in Wisk Aero on 01/24/22; https://leehamnews.com/2020/06/10/france-to-invest-15-billion-euro-in-its-aeronautical-industry/ MDPI Report: Advanced Air Mobility: Demand Analysis and Market Potential of the Airport Shuttle and Air Taxi Markets

Our Presence in the Urban Air Mobility (UAM) Ecosystem Rewards and Privileges Platform Enhances the monetization of our customer base Infrastructure Our network of lounges and strategic infrastructure creates barriers to entry Helicopter Leasing through Special Economic Zone 100% profit linked deduction on Capital gains tax 100% profit deduction for 10 years Ease of borrowing under ECA and ECB scheme (at rates as low as 2-4%) Other benefits such as CTT/STT/GST/Stamp Duty and Competitive AIF tax regime Charters Hunch Anywhere Our one-stop-shop for all types of charter requirements Air Ambulance1 Our Air Ambulance offering provides aero-medical services that swiftly transport patients or organs to healthcare facilities in a manner that avoids typical traffic Services include clinicians onboard and an assigned relationship manager, responsible for providing assistance throughout the process, from booking to landing Hunch Mobility Today By-the-Seat Business Leisure Religious Available on both inter-city and recently introduced intra-city service in Bangalore Spanning the full value chain from leasing of helicopters, setting up vertiport infrastructure, operations and loyalty programs Hunch Mobility Moving Forward 1. https://flyblade.in/bladecare

EVA is Expected to Alter the Urban Air Mobility Landscape

Electric Vertical Aircrafts (EVAs) are…

- Poised to unlock growth opportunities in existing and new markets[1]
- Carbon-neutral and support a transition to a greener future[1]
- Quiet, a differentiator compared to helicopters that opens a path into new markets[1]
- Demonstrated as an emerging, cost-effective alternative air transport method through Blade US's deal with Wisk and Beta Technologies to operate up to 30 Autonomous and up to 20 piloted EVAs respectively, for Blade's US network[2]

Hunch Mobility's EVA Initiatives

- HUM has signed MoUs with Skyports, Eve, Beta and Jaunt
- Currently in conversations with Boeing, Skyroads, FlyNow, ePlane to sign MoU for partnership


Airbus


Volocopter


Bell


Joby Aviation

1. BLADE USA – Electric Vertical Aircraft (EVA)
2. Avionics International

42

Year 5 projected revenue scenario with EVAs introductions (Figures in USD) 1 2 The expected commercial introduction of EVAs over the next 3-5 years is projected to make ticket fares much less expensive while also providing quieter, zero carbon footprint transportation1 While EVAs technology is evolving at a fast pace leading to unmanned craft in future, our internal analysis estimates ticket prices in India to be 40% of current ticket prices (helicopters) even with piloted EVAs2 Cost savings – lower cost of helicopters, lower cost of maintenance and battery as energy source, expected fiscal incentives from Indian Government for electric helicopters. At a later stage with unmanned helicopters, cost savings would be more significant3 3 Launch of EVAs with lower costs expected to achieve market penetration for Hunch Mobility to 5% of addressable market of 50M Flyers 1 2 3 Average Ticket Price No. of unique Hunch Mobility flyers in the year Addressable market segment % age penetration of addressable market Revenue Opportunity 40% of current fares 2.5M 50M 5.0% 1.7B Uber Elevate Report: “Fast-Forwarding to a Future of On-Demand Urban Air Transportation” Booz Allen Hamilton Report: “Urban Air Mobility (UAM) Market Study”; Blade US 2023 Indian government budget

Hunch Mobility partners with safely vetted third-party operators to arrange flights for its customers Each operator must pass comprehensive safety evaluations including: In-person audits of pilots, aircraft, mechanics, and facilities by our in–house Head of Safety Insurance, maintenance, DGCA check, and pilot background checks Air Marshal (retd.) VK Bhatia Air Marshal Bhatia held various command and staff appointments at all levels of the IAF during his career spanning more than 40 years. Currently Hunch Mobility has MOUs with 2 operators for helicopters1 Our chiefs of air safety Safety is the most important focus in every aspect of the Hunch Mobility’s experience Hunch Mobility’s standards of “flyability” meet DGCA guidelines Operator safety requirements: Only operators who are audited and cleared by DGCA regularly are selected Operators should have a sound safety record in the previous five years Qualified pilots and engineers who operate their helicopters / aircrafts Keith Trepanier Keith has over 35 years of experience with time spent in the U.S. Army, U.S. Coast Guard, and Mayo Clinic. Strict Criteria for Operators and Safety Requirements MoUs with Pinnacle and Skyconnect

Hunch Mobility Proposed Board & Management Experienced executive with over 34+ years in senior management roles at various multinationals and in entrepreneurship. He has a successful track record in transforming brands into leading and profitable market players. He is the Chairman, Confederation of Indian Industry (the leading Chamber of Commerce in India) National Task Force on Advanced Air Mobility Over 17+ years of experience in the travel and hospitality industry. She has previously been part of the founding team of Air Asia and has also headed International sales for Hertz Payal Satish Chief Commercial Officer A trained helicopter pilot with over 14 years of experience in the best Non-Scheduled Helicopter Operators in India, such as Global Vectra Helicorp limited, UTair India & Ghodawat Aviation Sanjeev Paswan Head - Operations Hunch Mobility Current Board of Directors Amit Dutta Managing Director AMIT DUTTA Director CV RAGHU Director BRIG. RAJEEV VERMA Director KEITH TREPANIER AIR MARSHAL BHATIA (RETD) Safety Advisor Safety Advisor Hunch Mobility ADVISORY BOARD Source: Company website and management team LinkedIn Rajan Navani Advisor

Former CEO of USANA Health Sciences, Inc. (NYSE: USNA) Dave Wentz Chairman & CEO Corporate Executive with 30+ years of experience leading private and public companies Mike Lohner President, CFO & Director Former Chief Marketing Officer, Young Living Essential Oils; Former Chief Brand Officer, Purple Innovation, Inc. Wayne Moorehead Chief Strategy Officer Bradford richardson Director Travis ogden Director Heather chastain Director STUART JOHNSON Special Advisor Supported by a Board of Directors and Advisors RyAN BRIGHT Special Advisor DSAQ Management Team and Board of Directors Source: Company website and management team LinkedIn

Non-GAAP Reconciliation Note: Assumes INR/USD conversion rate of 83:1; Year 1: CY 2024 Figures in $M Y1 Y2 Y3 Y4 Y5 EBITDA (4) 1 27 66 110 (-) Depreciation 0.4 3.1 8.0 13.3 17.9 (-) Tax - - - 6.6 27.2 Net Income (5) (2) 19 46 65

Risk Factors All references to the “we,” “us,” “our” and the “Company” refer to the business and operations of Hunch Mobility1 prior to the consummation of the proposed business combination or to the business and operations of Hunch Mobility following the proposed business combination, as applicable. The risks listed below are certain of the general risks related to the business of the Company, DSAQ and the proposed business combination between them, and this list is not exhaustive. The list below has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose. These risks are based on certain assumptions made by the Company and DSAQ which may later prove to be incorrect or incomplete. Risks relating to the business of the Company, the proposed business combination and DSAQ will be disclosed in future documents filed or furnished by the Company or DSAQ with the United States Securities and Exchange Commission (the “SEC”), including documents filed or furnished in connection with the proposed transactions between the Company and DSAQ. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and DSAQ and the proposed transactions between them, and may differ significantly from, and be more extensive than, those presented below. Risks Related to Our Business and Growth Strategy We have incurred significant losses since inception as we have been investing in the growth and development of our business lines. Our business lines are nascent, unproven and subject to material legal, regulatory, operational, reputational, tax and other risks and are not assured to be profitable. Our business’ limited operating history and financial results make our future results, prospects and the risks we may encounter difficult to predict. The long-term impact of the COVID-19 pandemic, and other similar public health threats that we may face in the future, could result in additional adverse effects on our business operations and our financial results. The markets for our customer offerings are still in relatively early stages of growth, and if such markets do not continue to grow, grow more slowly than we expect, or fail to grow as large as we expect, our business, financial condition, and results of operations could be adversely affected. The success of our business will be highly dependent on our ability to effectively market and sell air transportation as a substitute for conventional methods of transportation to both current and new customers. Our prospects and operations may be adversely affected by changes in consumer preferences, discretionary spending and spending capacity, and other economic conditions that affect demand for our services. We are reliant on Hunch Mobility, Inc. for access to resources for the operation of our business, including our core technology platform, key services, the ‘Hunch Mobility’ brand, and other trademarks, domain names and intellectual property. Under the license agreement which gives us access to these resources, Hunch Mobility, Inc. retains broad based rights to terminate or suspend our access. Any such action could impact our ability to carry out our business, and have an adverse effect on our reputation, financial condition and operations. If we are not able to successfully enter into new markets and geographic locations and offer new routes and services to enhance our existing offerings, our business, financial condition, and results of operations could be adversely affected. Our third-party aircraft operations involve a degree of inherent risk, including mechanical failures, spare parts damage, human error, and crashes and collisions, any of which may result in personal injury, loss of life, damage to property and equipment, suspension or reduction of operations, reduced number of flight hours, the grounding of the aircraft involved in the incident or of an entire feet of the same aircraft model and type, insufficient spare parts to support operations or damage to our reputation. Any of these factors could adversely affect our business and operations. We expect to face intense competition in the urban air mobility industry, which may lead to adverse effects like downward pricing or an inability to increase or maintain prices or increase or maintain our market share. If our efforts to continue to build a strong brand identity and loyalty are not successful, we may not be able to attract or retain customers, and we could be adversely affected. Further, if our efforts to prevent competitors from using brand names and domains which are identical or confusingly similar to ours, are not successful, this could lead to confusion amongst customers and could adversely affect our business, reputation and financial condition. Any failure to offer high-quality customer support may harm our relationships with customers and could adversely affect our reputation, brand, business, financial condition, and results of operations. We are especially vulnerable to delays, cancellations, or flight rescheduling, as we rely on maintaining a high daily aircraft usage rate, and need to aggregate fliers on our by-the-seat flights. Our operations are concentrated in a small number of geographic regions which makes our business particularly susceptible to natural disasters, outbreaks and pandemics, economic, social, weather, growth constraints, and regulatory conditions or other circumstances affecting these metropolitan areas. We are subject to risks associated with climate change, including the potential increased impacts of severe weather events on its operations and infrastructure and any adverse regulation and negative perceptions of the private aviation industry relating to carbon emissions. Our efforts to reduce the environmental impact of our operations and market our sustainable operations, including through the use of electric vertical aircraft (“EVAs”), may not be successful or achieve our goals. Our business is seasonal and the disruption of flight activity during peak periods could materially adversely affect our business, financial condition and results of operations. Since we do not yet utilize EVAs, our third-party operators are dependent on the availability of aircraft fuel. Continued periods of significant disruption in the supply of aircraft fuel, including through sanctions, political disruptions or wars involving oil-producing countries (for example, the war in Ukraine), and resultant increases in fuel prices could have a significant negative impact on consumer demand and our operating results. System failures, defects, errors, or vulnerabilities in our website, applications, backend systems, or other technology systems or those of third-party technology providers, or our failure to successfully implement new technology effectively, could harm our reputation and brand and adversely impact our business, financial condition, and results of operations. Cyber security threats continue to increase in frequency and sophistication and a cyber-based attack of these systems could disrupt our ability to deliver services to our customers and could lead to increased overhead costs, decreased sales, and harm to our reputation. Further, our business requires us to collect, process, store, use and transmit personal information of our users, and there remains a risk that such data could be lost and/or misused and any wrongful loss or wrongful gain arising from any breach or cyber security incident could lead to both civil and criminal liability, and adversely impact our reputation and results of operations. We rely on mobile operating systems and application marketplaces to make our applications available to users of our platform. If we do not effectively operate with or receive favorable placements within such application marketplaces and maintain high user reviews, our usage or brand recognition could decline and our business, financial results, and results of operations could be adversely affected. The successful operation of our business depends upon the performance and reliability of internet, mobile, and other infrastructures that are not under our control.

Risk Factors We may in the future be subject to claims that we or others violated certain third-party intellectual property rights, which, even where meritless, can be costly to defend and could materially adversely affect our business, results of operations, and financial condition. We will require substantial additional funding to finance our operations, but adequate additional financing may not be available when we need it, on acceptable terms, or at all. We may not be able to manage our growth effectively, and we may engage in future acquisitions that could disrupt our business and have an adverse impact on our financial condition. Our insurance may become too difficult or expensive for us to obtain or may not be sufficient to cover our losses. Increases in insurance costs or reductions in insurance coverage may materially and adversely impact our results of operations and financial position. We are highly dependent on our senior management team and other highly skilled personnel. If we are not successful in attracting or retaining highly qualified personnel, we may not be able to successfully implement our business strategy. Our company culture has contributed to our success, and if we cannot maintain this culture as we grow and enter the public markets, our business could be harmed. If we are unable to purchase an adequate supply of competitively priced new or pre-owned aircraft to meet client demand, or if the cost of aircraft(s) increases unduly due to disruptions in supply for any reason (including the war in Ukraine), our plans to create an aircraft leasing business could be adversely affected. If either our or our third-party operators’ aircraft become obsolete or no longer in demand from our customers, including due to an industry adoption of EVAs, our business, financial condition, and results of operations could be adversely affected. We rely on our third-party operators to provide and operate aircraft. If such third-party operators do not perform adequately or terminate their relationships with us, our costs may increase and our business, financial condition, and results of operations could be adversely affected. If we encounter problems with any of our third-party aircraft operators or third-party service providers, such as workforce disruptions, our operations could be adversely affected by a resulting decline in revenue or negative public perception about our services. We may incur substantial maintenance costs as part of our leased aircraft return obligations. If we are unable to accurately estimate future levels of demand, or our third-party aircraft operators are unable to match our growth in demand or we are unable to add additional third-party aircraft operators to our platform to meet demand, our costs may increase and our business, financial condition, and results of operations could be adversely affected. Delays in the hiring and training of a sufficient number of qualified pilots by our third-party operators could disrupt our operations and have a materially adverse impact on our business. Our third-party aircraft operators’ insurance may become too difficult or expensive for them to obtain. If our third-party aircraft operators are unable to maintain sufficient insurance coverage, it may materially and adversely impact our results of operations and financial position. Our reliance on contractual relationships with air ambulance organizations could adversely affect our business. We rely on brand partners to promote our business and no assurance can be provided that such partnerships will not be terminated. If such partnerships are terminated, our usage or brand recognition could decline leading to competitive disadvantages and our business may be adversely affected by a decline in revenue or negative public perception about our services. We rely on arrangements (including on a pay-and-use basis) with third-parties to provide us access to helipads for parking, take-off and landing of aircrafts. If such third-parties terminate their arrangements with us or deny access to the helipads, our business and results of operations could be adversely affected. Legal and Regulatory Risks If DSAQ waives the requirement that the necessary governmental and regulatory consents in connection with the transfer of our GIFT City subsidiary be obtained prior to the closing of proposed Business Combination, and such consents are not later obtained after the closing, certain incentives currently available to us on account of operating within the Special Economic Zone at GIFT City, Gujarat could be lost, and our business, profitability, and growth prospects may be materially and adversely affected. If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Our business is subject to a wide variety of extensive and evolving laws, regulations, rules, guidelines, advisories and protocols, which may result in increases in our costs, disruptions to our operations, limits on our operating flexibility, reductions in the demand for air travel, and competitive disadvantages. We are subject to extensive and evolving data privacy laws and regulations, and compliance with these laws and regulations could impose significant compliance burdens and costs and could materially and adversely affect our business, profitability, and growth prospects. We may be blocked from or limited in providing or offering our services in certain jurisdictions based on the applicable laws, regulations, rules, guidelines, advisories and protocols, and may be required to modify our business model in those jurisdictions as a result. No assurance can be provided that licenses and permits that we depend on for the operation of our business will not be revoked. Political changes in the Government of India could delay or affect the further liberalization of the Indian economy and materially and adversely affect economic conditions in India, generally, and our business, in particular. The regulatory and policy environment in which the Company operates is evolving and subject to change and its business and financial performance could be adversely affected by any unfavorable interpretations of or changes in existing laws, or implementation of new laws by the Government of India, including the Ministry of Civil Aviation (MoCA), the Directorate General of Civil Aviation (DGCA), the Bureau of Civil Aviation Security, Government of India and the Airports Authority of India. There can be no assurance that the Government in India will not implement new regulations and policies which will require the Company to obtain additional approvals and licenses from regulatory bodies or impose onerous requirements and conditions on their operations, which could result in increased compliance costs as well as divert significant management time and other resources, or disrupt our ability to deliver services in India. Changing laws, rules, regulations, guidelines, advisories and protocols, unfavorable interpretations of existing laws, rules, regulations, guidelines, advisories and protocols and other legal uncertainties in India, including adverse application of corporate and tax laws, may adversely affect our business and financial performance.

Risk Factors Our business depends on our aircraft service provider partner’s compliance with applicable laws including the (Indian) Aircraft Act 1934 and the guidelines, circulars and notifications issued by the DGCA. Any non-compliance of such laws, guidelines, circulars and notifications by the aircraft service provider partner or us, including for having directly or indirectly abetted the non-compliances of the aircraft service provider partner, may have adverse impact on our business, revenues and prospects. Restrictions on foreign investment in India, including with respect to categories of investors permitted to invest, may prevent us from raising capital or making future acquisitions or investments in India and may require us to make changes to our business, which may adversely affect our results of operations, financial condition and financial performance. A slowdown in economic growth in India could cause our business to suffer. Financial instability in other countries may cause increased volatility in Indian financial markets. A downgrade in ratings of India may affect the trading price of our securities. If inflation were to rise in India, we might not be able to increase the prices of our products at a proportional rate in order to pass costs on to our customers thereby reducing our margins. Fluctuation in the exchange rate between the Indian Rupee and foreign currencies may have an adverse effect on the value of our securities, independent of our operating results. Risks Related to DSAQ and the Business Combination An active trading market for DSAQ’s Class A common stock, $0.0001 par value per share (the “Common Stock”), may not be available on a consistent basis to provide stockholders with adequate liquidity. The price of the Common Stock may be extremely volatile, and stockholders could lose a significant part of their investment. The New York Stock Exchange (“NYSE”) may delist the Common Stock and DSAQ units from trading on its exchange, which could limit investors’ ability to make transactions in the Common Stock and units, and subject DSAQ to additional trading restrictions. Additional securities may also not be approved for listing on NYSE. The Business Combination may not be completed by DSAQ’s business combination deadline and DSAQ may fail to obtain an extension of the business combination deadline. If DSAQ seeks stockholder approval of the business combination, DSAQ’s initial stockholders, including DSAQ Partners LLC (the “Sponsor”) and each of DSAQ’s officers and directors agreed to vote in favor of the Business Combination, regardless of how DSAQ’s public stockholders vote. Since the Sponsor and DSAQ’s directors and executive officers have interests that are different or in addition to (and which may conflict with), the interests of the DSAQ’s other stockholders, a conflict of interest may exist in determining whether the business combination with Hunch Mobility is appropriate as DSAQ’s business combination. Such interests include that the Sponsor and DSAQ’s directors and executive officers may lose their entire investment if the business combination is not completed, and that the Sponsor will benefit from the completion of the business combination and may be incentivized to complete the business combination, even if it is with a less favorable target company or on less favorable terms to stockholders, rather than liquidate DSAQ. We and DSAQ expect to incur significant transaction costs in connection with the business combination, and whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for corporate purposes if the business combination is not completed. The ability of DSAQ’s stockholders to exercise redemption rights with respect to a large number of outstanding Common Stock could increase the probability that the business combination will be unsuccessful. The business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all, which may adversely affect the price of the Common Stock. Past performance by DSAQ, including its management team and affiliates, may not be indicative of future performance of an investment in DSAQ or the post-combination business. If DSAQ is unable to complete the proposed Business Combination or another initial business combination by the date by which it is required to consummate a business combination pursuant to the DSAQ’s amended and restated memorandum and articles of association, DSAQ will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Common Stock and, subject to the approval of its remaining stockholders and DSAQ’s board of directors, dissolving and liquidating. In such event, third parties may bring claims against DSAQ and, as a result, the proceeds held in DSAQ’s trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per share. If additional equity financing of $12 million is not identified by PubCo or, if identified, is consummated on more favorable terms to the counterparty(ies) than the terms of Antara's $7 million convertible preferred share investment, or fails to close, Antara's $7 million convertible preferred share investment and Hunch Venture's $3 million convertible preferred share investment may both fail to close, and PubCo may lack sufficient funds to consummate the Business Combination. Risk Relating to the Post-Business Combination Company and its Ordinary Shares We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to ensure compliance with public company responsibilities and corporate governance practices. Hunch Mobility’s financial forecasts may not prove accurate. If the business combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline. Our quarterly operating results may fluctuate significantly following the business combination. The price of our ordinary shares may be volatile and may decline. Unlike DSAQ, we will have no trust account to provide downside protection to its investors.

Risk Factors There is no guarantee that an active and liquid public market for our ordinary shares will develop following the consummation of the business combination. If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our ordinary shares adversely, then the price and trading volume of our ordinary shares could decline. Future resales of our outstanding shares may cause the market price of our securities to drop significantly, even if our business is doing well. A significant portion of our ordinary shares following the business combination will be restricted from immediate resale, but may be sold into the market in the future. This could cause the market price of our ordinary shares to drop significantly, even if our business is doing well. We may issue additional ordinary shares or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares. Our Memorandum and Articles of Association that will be effective following the completion of the business combination will designate specific courts as the exclusive forum for certain litigation that may be initiated by our shareholders, which could limit the ability of our shareholders to obtain a favorable judicial forum for disputes with us or with our directors, officers or employees and may discourage shareholders from bringing such claims. If we fail to comply with the listing requirements of NYSE, we would face possible delisting, which would result in a limited public market for our securities and make obtaining future debt or equity financing more difficult for us. Because we will become a publicly traded company by means other than a traditional underwritten initial public offering, our shareholders may face additional risks and uncertainties. We will be an “emerging growth company” and a “smaller reporting company,” and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies. As a “foreign private issuer” under the rules and regulations of the SEC, we are permitted to, and will, file less or different information with the SEC than a company incorporated in the United States or otherwise subject to these rules, and may follow certain home country corporate governance practices in lieu of certain NYSE requirements applicable to U.S. issuers. These practices may afford less protection to shareholders than they would enjoy if we complied fully with NYSE corporate governance listing standards applicable to U.S. domestic issuers. The right of shareholders of the combined company to receive any future payment on or derive any value from the CVRs will be contingent solely upon the non-occurrence of Triggering Events specified in the CVR Agreement and the BCA. There is no guarantee that such non-occurence of Triggering Events will happen. In the event that Triggering Events occur within as detailed in the BCA and the CVR Agreement, no payments will be made under the CVR Agreement, and the CVRs will expire valueless. Furthermore, the CVRs will be unsecured obligations of the combined company and all payments under the CVRs, all other obligations under the CVR Agreement and the CVRs and any rights or claims relating thereto may be subordinated in right of payment to the prior payment in full of all current or future senior obligations of the combined company. Risks Related to Our Incorporation in Ireland Following the Business Combination We do not intend to pay dividends for the foreseeable future, but if we pay dividends, such dividends may be subject to Irish dividend withholding tax. Dividends received by Irish residents and certain other shareholders may be subject to Irish income tax. Irish law differs from the laws in effect in the United States, and there will be differences between your current rights as a holder of DSAQ securities and the rights one can expect as a holder of our securities, some of which may adversely affect you. Provisions in our Memorandum and Articles of Association and under Irish law could make an acquisition of us more difficult, may limit attempts by our shareholders to replace or remove our management, may limit shareholders’ ability to obtain a favorable judicial forum for disputes with our directors, officers, or employees, and may limit the market price of our ordinary shares and public warrants. As an Irish public limited company, certain capital structure decisions will require the approval of our shareholders, which may limit our flexibility to manage our capital structure. Irish law only permits directors to allot and issue certain “relevant securities,” once specifically authorized to do so by its constitution or by a resolution approved by a simple majority of the shareholders. We will be required to have available “distributable profits” to pay dividends to shareholders and generally to make share repurchases and redemptions as an Irish company. We will be subject to the provisions of the Irish Takeover Rules regulating corporate takeovers and certain other relevant transactions affecting Irish public limited companies listed on certain stock exchanges, including NYSE, and will be subject to the supervisory jurisdiction of the Irish Takeover Panel. Following the consummation of the business combination, a transfer of our ordinary shares, our preferred shares or our warrants, other than one effected by means of the transfer of book-entry interests in the Depository Trust Company, may be subject to Irish stamp duty. Our ordinary shares, our preferred shares or our warrants received by means of a gift transfer or inheritance could be subject to Irish capital acquisitions tax.

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